                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 12, 2002


                               eDiets.com, Inc.
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

          000-30559                                           56-0952883
    (Commission File Number)                       (IRS Employer Identification No.)

                            3801 W. Hillsboro Blvd.
                        Deerfield Beach, Florida 33442
             (Address of Principal Executive Offices)  (Zip Code)

                                (954) 360-9022
             (Registrant's Telephone Number, Including Area Code)
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                             ITEM 5.  OTHER EVENTS

On February 12, 2002, the Registrant confirmed its outlook for the fiscal year ended December 31, 2001 of both revenues in excess of $24 million and profitability for the year. The Registrant also announced that (i) it prematurely recognized certain subscription revenues in the second and third quarters of fiscal 2001 and, as a result, will restate its results of operations for such quarters; and (ii) the restatement has no impact on revenues, earnings or cash flow for the full year ended December 31, 2001.

A press release dated February 12, 2002 in connection with these matters is attached hereto as Exhibit 99.1.

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                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(c)         Exhibits:

 Exhibit    Exhibit Title
 Number     -------------
 ------

 99.1       Press Release dated February 12, 2002


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                                  SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             eDiets.com, Inc.


                                             By:   /s/ Robert T. Hamilton
                                                --------------------------------
                                                   Chief Financial Officer


Date:  February 15, 2002

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                                 EXHIBIT INDEX


 Exhibit
 Number     Exhibit Title
 ------     -------------

  99.1      Press Release dated February 12, 2002



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